UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2007
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

001-32935	88-0331369
(Commission File Number)	(IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 29, 2007, Arcadia Resources, Inc. (“the Company”) entered into an Amendment to Severance and Release Agreement (“the Amendment”) with Lawrence R. Kuhnert, the Company’s former President and Chief Operating Officer, whereby the terms of Mr. Kuhnert’s Severance and Release Agreement dated February 21, 2007 were amended. The Amendment provides that the cash payments to Mr. Kuhnert under the Severance and Release Agreement are reduced to $150,000 in total and will be made in three $50,000 payments on October 1, 2007, November 1, 2007 and December 1, 2007. In all other respects, the Severance and Release Agreement remains unchanged.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
10.1	Amendment to Severance and Release Agreement between Arcadia Resources, Inc. and Lawrence R. Kuhnert, dated August 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.

	By:	/s/ Lynn Fetterman

Lynn Fetterman
	Its:	Interim Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: September 4, 2007